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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 21, 2004


                               ARVINMERITOR, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


             Indiana                      1-15983             38-3354643
 ---------------------------         ----------------         ----------
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)                 File No.)          Identification No.)



                              2135 West Maple Road
                                 Troy, Michigan
                                 --------------
                    (Address of principal executive offices)


                                   48084-7186
                                   ----------
                                   (Zip code)


       Registrant's telephone number, including area code: (248) 435-1000




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On April 21, 2004, ArvinMeritor, Inc. issued a press release announcing the election of David W. Devonshire to the Board of Directors, effective July 22, 2004. The release is furnished as Exhibit 99a to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99a - Press release of ArvinMeritor, Inc., dated April 21, 2004.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ARVINMERITOR, INC.



                                            By:  /s/ Vernon G. Baker, II
                                                 -----------------------
                                                     Vernon G. Baker, II
                                                     Senior Vice President and
                                                     General Counsel


Date: April 21, 2004


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                                  EXHIBIT INDEX


Exhibit No.       Description

99a               Press release of ArvinMeritor, Inc., dated April 21, 2004.